WALTHAUSEN FUNDS

Walthausen Select Value Fund Institutional Class (WRVIX) Retail Class (WSVRX) R6 Class (WRSIX) Supplement dated January 2, 2018 to the Statement of Additional Information dated June 1, 2017

     Effective immediately the section THE PORTFOLIO MANAGERS starting on page 8 of Statement of Additional Information is deleted in its entirety and replaced with the following:

THE PORTFOLIO MANAGER

     Mr. John B. Walthausen (the “Portfolio Manager”) is the portfolio manager responsible for the day-to-day management of the Fund. The following provides information regarding other accounts managed by the Portfolio Manager as of January 31, 2017:

John B. Walthausen

				Total Assets By
			Number of Accounts	Account Type
	Number of Accounts	Total Assets By	by Type Subject to a	Subject to a
Account Type	by Account Type	Account Type	Performance Fee	Performance Fee
Registered Investment	3	$416 million	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	41	$305 million	0	$0

     As of January 31, 2017, the Portfolio Manager managed the accounts listed above. The Portfolio Manager has not identified any material conflicts between the Fund and other accounts managed by the Portfolio Manager. However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and other accounts. The management of the Fund and other accounts may result in unequal time and attention being devoted to the Fund and other accounts. Another potential conflict of interest may arise where another account has the same investment objective as the Fund, whereby the Portfolio Manager could favor one account over another.

     Further, a potential conflict could include the Portfolio Manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. These potential conflicts of interest could create the appearance that the Portfolio Manager is favoring one investment vehicle over another.

     John B. Walthausen is compensated in the form of salary, bonus and profit sharing related to the firm as a whole. It is not based specifically on work done on behalf of or performance of the Fund, or any other account.

     The following table shows the dollar range of equity securities beneficially owned by the Portfolio Manager in the Fund as of January 31, 2017.

Portfolio Manager	Dollar Range of Equity Securities in the Fund
John B. Walthausen	over $1,000,000

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This supplement and the Statement of Additional Information dated June 1, 2017 provide the information a prospective investor ought to know before investing and should be retained for future reference. The Statement of Additional Information has been filed with the Securities and Exchange Commission and can be obtained without charge by calling the Fund at 1-888-925-8428 or by visiting the Funds' website at www.walthausenfunds.com.